Exhibit 99.1

For Immediate Release
October 30, 2015

PNM Resources Reports Third Quarter Results
2015 Earnings Guidance Narrowed, Conference call set for 11 a.m. Eastern today

PNM Resources (In millions, except EPS)

	Q3 2015	Q3 2014	YTD 2015	YTD 2014
GAAP net earnings	$61.0	$55.7	$107.1	$97.3
GAAP diluted EPS	$0.76	$0.69	$1.34	$1.21
Ongoing net earnings	$60.9	$54.5	$112.8	$100.1
Ongoing diluted EPS	$0.76	$0.68	$1.41	$1.25

(ALBUQUERQUE, N.M.) - PNM Resources (NYSE: PNM) today released the company’s 2015 third quarter earnings results. The Company also today narrowed the 2015 consolidated earnings guidance range to $1.56 to $1.61 per diluted share from the previously stated range of $1.50 to $1.62.

“Based on the solid financial results from the third quarter, we are narrowing our guidance range for the year,” said Pat Vincent-Collawn, PNM Resources’ chairman, president and CEO. “While making progress on key regulatory matters, we remain focused on meeting our customers’ day-to-day electricity demands with reliable, affordable and environmentally responsible power both today and in the future.”

SEGMENT REPORTING OF 2015 THIRD QUARTER AND YEAR TO DATE EARNINGS
PNM - a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.
PNM (In millions, except EPS)

	Q3 2015	Q3 2014	YTD 2015	YTD 2014
GAAP net earnings	$49.2	$45.2	$80.6	$73.0
GAAP diluted EPS	$0.61	$0.56	$1.01	$0.91
Ongoing net earnings	$48.0	$44.0	$84.2	$75.6
Ongoing diluted EPS	$0.60	$0.55	$1.05	$0.94

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PNM Resources Reports Q3 Earnings            10-30-15                    p. 2 of 3

•
In the third quarter, PNM’s ongoing earnings benefitted from AFUDC, warmer weather, the half-priced Palo Verde Unit 1 leases, renewable rate relief, income from refined coal, and gains from the Palo Verde Nuclear Decommissioning Trust. These were partially offset by decreased load, plant outage costs, employee medical cost increases, depreciation and property tax expenses and higher interest expense.

TNMP - an electric transmission and distribution utility in Texas.

TNMP (In millions, except EPS)

	Q3 2015	Q3 2014	YTD 2015	YTD 2014
GAAP net earnings	$13.7	$12.4	$33.2	$28.7
GAAP diluted EPS	$0.17	$0.15	$0.41	$0.36
Ongoing net earnings	$13.7	$12.4	$33.2	$28.7
Ongoing diluted EPS	$0.17	$0.15	$0.41	$0.36

•
In the third quarter, TNMP’s ongoing earnings benefitted from transmission rate relief, increased load, and warmer weather, which were partially offset by higher depreciation and property tax expenses resulting from additional capital investments.

Corporate and Other - a segment that reflects costs at the PNM Resources holding company, mainly comprised of interest expense related to debt.

Corporate and Other (In millions, except EPS)

	Q3 2015	Q3 2014	YTD 2015	YTD 2014
GAAP net earnings (loss)	$(1.9)	$(1.9)	$(6.8)	$(4.4)
GAAP diluted EPS	$(0.02)	$(0.02)	$(0.08)	$(0.05)
Ongoing net earnings (loss)	$(0.7)	$(1.9)	$(4.6)	$(4.2)
Ongoing diluted EPS	$(0.01)	$(0.02)	$(0.05)	$(0.05)

•	Corporate and Other benefitted from a net improvement in interest expense related to the retirement of long-term debt in May 2015.

Financial materials are available at http://www.pnmresources.com/investors/results.cfm.

THIRD QUARTER CONFERENCE CALL: 11 AM EASTERN TODAY

PNM Resources will discuss third quarter earnings results during a live conference call and webcast today at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm.
Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

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Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: http://dpregister.com/10074419. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and referencing “the PNM Resources third quarter conference call.”

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2014 consolidated operating revenues of $1.4 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,707 megawatts of generation capacity and provides electricity to more than 753,000 homes and businesses in New Mexico and Texas. For more information, visit the company's website at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Jimmie Blotter                        Pahl Shipley
(505) 241-2227                    (505) 241-2782

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources’ (“PNMR”), Public Service Company of New Mexico’s (“PNM”), or Texas-New Mexico Power Company’s (“TNMP”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

Non-GAAP Financial Measures
The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”). The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Management is generally not able to estimate the impact of the reconciling items between ongoing earnings guidance and forecasted GAAP net earnings, nor their probable impact on GAAP net earnings; therefore, management is generally not able to provide a corresponding GAAP equivalent for earnings guidance.

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PNM Resources, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Three Months Ended September 30, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$49,246	$13,689	$(1,890)	$61,045
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[1]	(2,964)	—	—	(2,964)
Net change in unrealized impairments of available-for-sale securities[2]	1,488	—	—	1,488
State tax credit and NOL impairment[5]	233	—	1,143	1,376
Total Adjustments	(1,243)	—	1,143	(100)
Ongoing Earnings (Loss)	$48,003	$13,689	$(747)	$60,945

Nine Months Ended September 30, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$80,618	$33,248	$(6,808)	$107,058
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[3]	760	—	—	760
Net change in unrealized impairments of available-for-sale securities[2]	1,954	—	—	1,954
New Mexico corporate income tax rate change[5]	(470)	—	(203)	(673)
Regulatory disallowances[4]	1,061	—	—	1,061
State tax credit and NOL impairment[5]	891	—	1,486	2,377
(Gain) loss related to previously disposed of activities[6]	(660)	—	905	245
Total Adjustments	3,536	—	2,188	5,724
Ongoing Earnings (Loss)	$84,154	$33,248	$(4,620)	$112,782

2015 income tax effects calculated using tax rates of 35.00% for TNMP and 39.19% for other segments.

The impacts of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[1]Pre-tax[7] impacts reflected as $4,719 thousand increase in "Electric Operating Revenues" and $158 thousand reduction in "Cost of energy"
[2]Pre-tax[7] impact reflected in "Gains on available-for-sale securities"
[3]Pre-tax[7] impacts reflected as $1,300 thousand reduction in "Electric Operating Revenues" and $49 thousand reduction in "Cost of energy"
[4]Pre-tax[7] impact reflected in "Regulatory disallowances"
[5]Impact reflected in "Income Taxes"

[6]Pre-tax[7] impacts reflected as $1,086 thousand increase in "Other income", $291 thousand increase in "Taxes other than income taxes", $74 thousand increase in "Interest charges", and $1,122 thousand increase in "Other deductions"

[7]Tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Three Months Ended September 30, 2014
GAAP Net Earnings (Loss) Attributable to PNMR:	$45,219	$12,355	$(1,921)	$55,653
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[1]	(1,972)	—	—	(1,972)
Net change in unrealized impairments of available-for-sale securities[2]	791	—	—	791
Total Adjustments	(1,181)	—	—	(1,181)
Ongoing Earnings (Loss)	$44,038	$12,355	$(1,921)	$54,472

Nine Months Ended September 30, 2014
GAAP Net Earnings (Loss) Attributable to PNMR:	$72,976	$28,691	$(4,405)	$97,262
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[5]	(41)	—	—	(41)
Net change in unrealized impairments of available-for-sale securities[2]	517	—	—	517
New Mexico corporate income tax rate change[6]	—	—	241	241
Process improvement initiatives[3]	1,115	34	—	1,149
San Juan Coal Company audit arbitration[4]	1,015	—	—	1,015
Total Adjustments	2,606	34	241	2,881
Ongoing Earnings (Loss)	$75,582	$28,725	$(4,164)	$100,143

2014 income tax effects calculated using tax rates of 35.00% for TNMP and 39.42% for other segments.

The impacts of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[1]Pre-tax[7] impacts reflected as $3,227 thousand increase in "Electric Operating Revenues" and $28 thousand reduction in "Cost of energy"
[2]Pre-tax[7] impact reflected in "Gains on available-for-sale securities"
[3]Pre-tax[7] impact reflected in "Administrative and general"
[4]Pre-tax[7] impact reflected in "Cost of energy"
[5]Pre-tax[7] impacts reflected as $138 thousand reduction in "Electric Operating Revenues" and $205 thousand reduction in "Cost of energy"
[6]Impact reflected in "Income Taxes"
[7]Tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Three Months Ended September 30, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.61	$0.17	$(0.02)	$0.76
Adjusting items
Mark-to-market impact of economic hedges	(0.04)	—	—	(0.04)
Net change in unrealized impairments of available-for-sale securities	0.02	—	—	0.02
State tax credit and NOL impairment	0.01	—	0.01	0.02
Total Adjustments	(0.01)	—	0.01	—
Ongoing Earnings (Loss)	$0.60	$0.17	$(0.01)	$0.76
Average Diluted Shares Outstanding: 80,115,665

Nine Months Ended September 30, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$1.01	$0.41	$(0.08)	$1.34
Adjusting items
Mark-to-market impact of economic hedges	0.01	—	—	0.01
Net change in unrealized impairments of available-for-sale securities	0.02	—	—	0.02
New Mexico corporate income tax rate change	—	—	—	—
Regulatory disallowances	0.01	—	—	0.01
State tax credit and NOL impairment	0.01	—	0.02	0.03
(Gain) loss related to previously disposed of activities	(0.01)	—	0.01	—
Total Adjustments	0.04	—	0.03	0.07
Ongoing Earnings (Loss)	$1.05	$0.41	$(0.05)	$1.41
Average Diluted Shares Outstanding: 80,133,925

PNM Resources, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Three Months Ended September 30, 2014
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.56	$0.15	$(0.02)	$0.69
Adjusting items
Mark-to-market impact of economic hedges	(0.02)	—	—	(0.02)
Net change in unrealized impairments of available-for-sale securities	0.01	—	—	0.01
Total Adjustments	(0.01)	—	—	(0.01)
Ongoing Earnings (Loss)	$0.55	$0.15	$(0.02)	$0.68
Average Diluted Shares Outstanding: 80,223,101

Nine Months Ended September 30, 2014
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.91	$0.36	$(0.05)	$1.21
Adjusting items
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized impairments of available-for-sale securities	0.01	—	—	0.01
New Mexico corporate income tax rate change	—	—	—	—
Process improvement initiatives	0.01	—	—	0.01
San Juan Coal Company audit arbitration	0.01	—	—	0.01
Total Adjustments	0.03	—	—	0.03
Ongoing Earnings (Loss)	$0.94	$0.36	$(0.05)	$1.25
Average Diluted Shares Outstanding: 80,279,154

Tables may not appear visually accurate due to rounding.

PNM Resources, Inc. and Subsidiaries
Schedule 5
Condensed Consolidated Statement of Earnings
(Preliminary and Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(In thousands, except per share amounts)
Electric Operating Revenues	$417,433	$413,951	$1,103,187	$1,089,008
Operating Expenses:
Cost of energy	124,255	132,499	353,939	354,532
Administrative and general	46,375	42,190	130,161	131,283
Energy production costs	42,168	43,287	129,627	136,422
Regulatory disallowances	—	—	1,744	—
Depreciation and amortization	47,503	44,295	139,013	128,424
Transmission and distribution costs	16,768	16,884	50,123	49,857
Taxes other than income taxes	18,859	17,997	55,093	51,641
Total operating expenses	295,928	297,152	859,700	852,159
Operating income	121,505	116,799	243,487	236,849
Other Income and Deductions:
Interest income	1,151	2,084	4,842	6,241
Gains on available-for-sale securities	2,536	962	12,116	8,234
Other income	6,165	2,895	16,844	7,648
Other (deductions)	(3,222)	(2,084)	(10,591)	(7,185)
Net other income and deductions	6,630	3,857	23,211	14,938
Interest Charges	27,528	30,115	86,714	89,621
Earnings before Income Taxes	100,607	90,541	179,984	162,166
Income Taxes	35,752	31,055	61,621	53,368
Net Earnings	64,855	59,486	118,363	108,798
(Earnings) Attributable to Valencia Non-controlling Interest	(3,678)	(3,701)	(10,909)	(11,140)
Preferred Stock Dividend Requirements of Subsidiary	(132)	(132)	(396)	(396)
Net Earnings Attributable to PNMR	$61,045	$55,653	$107,058	$97,262

Net Earnings Attributable to PNMR per Common Share:
Basic	$0.77	$0.70	$1.34	$1.22
Diluted	$0.76	$0.69	$1.34	$1.21
Dividends Declared per Common Share	$0.200	$0.185	$0.600	$0.555